UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported )   February 3, 2009

FairPoint Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32408	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 500, Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (704) 344-8150

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 3, 2009, Jane E. Newman, the lead director of FairPoint Communications Inc.’s (the “Company”) board of directors (the “Board of Directors”), was selected to replace Senator Judd Gregg, President Barack Obama’s nominee for commerce secretary, if Mr. Gregg is confirmed by the United States Senate. Accordingly, Ms. Newman has notified the Company that effective upon and subject to such confirmation of Mr. Gregg and her official appointment as a United States senator she will resign from the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

	By:	/s/ Alfred C. Giammarino
		Name:	Alfred C. Giammarino
		Title:	Executive Vice President and Chief Financial Officer

Date: February 6, 2009